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                SALOMON BROTHERS INSTITUTIONAL SERIES FUND INC

                       SUPPLEMENT DATED DECEMBER 1, 2003
                    TO THE PROSPECTUS DATED APRIL 30, 2003

   The following information supplements and supersedes, as applicable, certain information contained in the Prospectus for Salomon Brothers Institutional Series Fund Inc.

MANAGEMENT

   The following text supplements the section entitled "Management" in the currently effective Prospectus.

Recent Developments

   The Fund has received the following information from Citigroup Asset Management ("CAM"), the Citigroup business unit which includes the Fund's Investment Manager and other investment advisory companies, all of which are indirect, wholly-owned subsidiaries of Citigroup. CAM is reviewing its entry, through an affiliate, into the transfer agent business in the period 1997-1999. As CAM currently understands the facts, at the time CAM decided to enter the transfer agent business, CAM sub-contracted for a period of five years certain of the transfer agency services to a third party and also concluded a revenue guarantee agreement with this sub-contractor providing that the sub-contractor would guarantee certain benefits to CAM or its affiliates (the "Revenue Guarantee Agreement"). In connection with the subsequent purchase of the sub-contractor's business by an affiliate of the current sub-transfer agent (PFPC Inc.) used by CAM on many of the funds it manages, this Revenue Guarantee Agreement was amended eliminating those benefits in exchange for arrangements that included a one-time payment from the subcontractor.

   The Boards of CAM-managed funds (the "Boards") were not informed of the Revenue Guarantee Agreement with the sub-contractor at the time the Boards considered and approved the transfer agent arrangements. Nor were the Boards informed of the subsequent amendment to the Revenue Guarantee Agreement when that occurred.

   CAM has begun to take corrective actions. CAM will pay to the applicable funds $16 million (plus interest) that CAM and its affiliates received from the Revenue Guarantee Agreement and its amendment. CAM also plans an independent review to verify that the transfer agency fees charged by CAM were fairly priced as compared to competitive alternatives. CAM is instituting new procedures and making changes designed to ensure no similar arrangements are entered into in the future.

   CAM has briefed the SEC, the New York State Attorney General and other regulators with respect to this matter, as well as the U.S. Attorney who is investigating the matter. CAM is cooperating with governmental authorities on this matter.

   PFPC Inc. is the Fund's transfer agent.

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CHANGES TO EXCHANGE PRIVILEGE

   The following text supercedes the section entitled "Exchanging and Redeeming Shares--Exchange Privilege" in the currently effective Prospectus.

   You should contact the transfer agent to exchange into other eligible mutual funds in Salomon Brothers Institutional Investment Series. An exchange is a taxable transaction, although no gain or loss is generally realized upon an exchange at net asset value out of Money Market Fund.

  . You may exchange shares only for shares of another fund in Salomon Brothers Institutional Investment Series.

  .   You must meet the minimum investment amount for each fund.

  . Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.

   To learn more about the exchange privilege contact the transfer agent or consult the statement of additional information.


FD